UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 2, 2026
Century Aluminum Company
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34474	13-3070826
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One South Wacker Drive
Suite 1000
Chicago
Illinois	60606
(Address of Principal Executive Offices)	(Zip Code)
(312)	696-3101
(Registrant's telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, $0.01 par value per share	CENX	Nasdaq Stock Market LLC
(Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b– 2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
(a)Century Aluminum Company (the “Company”) has recently changed the manner in which it accounts for certain assets and related asset retirement liabilities and other liabilities in connection with its Jamalco joint venture (the “Jamalco Production Assets”). Since its acquisition of a 55% interest in Jamalco in May 2023, the Company has been accounting for the Jamalco Production Assets on a proportionate consolidation basis, rather than fully consolidating such assets. In future filings with the Securities and Exchange Commission (the “Commission”), the Company will fully consolidate the Jamalco Production Assets in its financial statements, with a related increase in noncontrolling interest (the “Accounting Change”). The Company has already reflected the Accounting Change in its unaudited financial statements for the fiscal year and three months ended December 31, 2025, in its recently published earnings release included as an exhibit to its Current Report on Form 8-K furnished to the Commission on February 19, 2026 (the “Q4 2025 Earnings Release”).
The Company is making the Accounting Change in connection with a series of comment letters the Company received from the Staff of the Commission in connection with the filing of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and its Quarterly Report on Form 10-Q for the three months ended September 30, 2024, in which the Staff commented on the manner in which the Company has consolidated the Jamalco Production Assets. Following review and assessment by management and the Audit Committee of the Company’s Board of Directors (the “Audit Committee”), the Company determined that the change from its historical method of proportionately consolidating the Jamalco Production Assets to a full consolidation basis, with a related increase in noncontrolling interest, is material to its financial statements.
The Accounting Change does not have any impact on Net income attributable to Century Stockholders or Total Century stockholders’ equity for any period included in the Affected Financial Statements (as defined below). Moreover, the change does not have any impact on any non-GAAP financial measures, including adjusted EBITDA, used by the Company to measure performance, generate operating plans or make strategic decisions for the allocation of capital. The change also does not impact any covenant compliance matters under the Company’s debt instruments or on compensation of the Company’s employees or executive officers.
The change has the effect of increasing Total assets, Noncontrolling interests and Total equity for each of the periods presented in the Affected Financial Statements, and of decreasing Gross profit (by less than 10% in each of the periods presented) due to increased depreciation and amortization expense related to 100% of the Jamalco Production Assets. See the tables below for a summary of the principal impacts to the Affected Financials Statements of the Accounting Change:
The principal effects of the corrections described above on the Company’s Consolidated Statements of Operations were as follows:

($ in millions)	Year Ended December 31, 2024
	As Previously Reported	Restatement Impacts	As Restated
Gross profit	$185.0	$(13.0)	$172.0
Net loss attributable to noncontrolling interests	(16.1)	(14.0)	(30.1)
Net income attributable to Century stockholders	336.8	—	336.8

	Year Ended December 31, 2023
($ in millions)	As Previously Reported	Restatement Impacts	As Restated
Gross profit	$91.9	$(4.3)	$87.6
Net loss attributable to noncontrolling interests	(9.2)	(4.3)	(13.5)
Net loss attributable to Century stockholders	(43.1)	—	(43.1)

The principal effects of the corrections described above on the Company's Consolidated Balance Sheets were as follows:

	Year Ended December 31, 2024
($ in millions)	As Previously Reported	Restatement Impacts	As Restated
Total current assets	$802.8	$8.1	$810.9
Total assets	1,939.4	180.6	2,120.0
Noncontrolling interests	(31.7)	142.7	111.0
Total equity	662.7	142.7	805.4

	Year Ended December 31, 2023
($ in millions)	As Previously Reported	Restatement Impacts	As Restated
Total current assets	$767.1	$—	$767.1
Total assets	1,846.5	182.3	2,028.8
Noncontrolling interests	(11.5)	159.1	147.6
Total equity	344.1	159.1	503.2
For additional information related to the impact of the Accounting Change, see the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “2025 Form 10-K”), to be filed with the Commission substantially concurrently with this Current Report on Form 8-K.
As noted above, the Company’s recently published Q4 2025 Earnings Release presents the Company’s unaudited financial statements for the fiscal year and three months ended December 31, 2025, reflecting the Accounting Change.
In light of the above summary, and based on an analysis of quantitative and qualitative factors in accordance with SEC Staff Accounting Bulletin 99: Materiality, the Company’s management and the Audit Committee initially concluded that the above-described change was immaterial. On March 2, 2026, following receipt of a further comment letter in which the Staff informed the Company that it disagreed with the Company’s materiality conclusion, the Audit Committee, after discussions with senior management and the Company’s independent registered public accountants, concluded that the Company’s previously issued consolidated financial statements as of and for the fiscal years ended December 31, 2023 and December 31, 2024, and as of and for the interim periods ended March 31, 2024, June 30, 2024, September 30, 2024, March 31, 2025, June 30, 2025 and September 30, 2025 (the “Affected Financial Statements”) should no longer be relied upon as a result of the change in accounting for the Jamalco Production Assets described above and that the Affected Financial Statements should be restated.
The above-described changes are expected to be corrected in the restatement of the Affected Financial Statements to be included in the 2025 Form 10-K. The Company expects to report a material weakness in internal controls over financial reporting in connection with the restatement of the Affected Financial Statements.
The Company’s management and the Audit Committee have discussed the matters disclosed in this Item 4.02(a) with the Company’s independent registered public accountants.
The Q4 2025 Earnings Release referred to above is not “filed” with this Current Report on Form 8-K, shall not be deemed incorporated by reference in this Current Report on Form 8-K or in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing, and shall not be deemed to be so filed or incorporated by reference for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTURY ALUMINUM COMPANY
Date:	March 3, 2026	By:	/s/ PETER TRPKOVSKI
			Name:	Peter Trpkovski
			Title:	Executive Vice President and Chief Financial Officer (Principal Financial Officer)